UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2010

IMMUNOBIOTICS, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-52941	20-0947115
(Commission File Number)	(IRS Employer Identification Number)

1062 Calle Negocio, Suite C, San Clemente, California 92673

 (Address of Principal Executive Offices)

800-524-9172

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	N/A

(b)(c)    On April 23, 2010, ImmunoBiotics, Inc. received written notice of the resignation of Daniel Smith as President and Chief Executive Officer of the Company due to personal reasons, effective immediately. Mr. Smith is being replaced as President and Chief Executive Officer by Thomas Lahey, the current Chairman of the Board of the Company.

There are no family relationships between Mr. Lahey and any other executive officers or directors of the Company. Mr. Lahey was not selected as President and Chief Executive Officer pursuant to any arrangement or understanding with any other person, and does not have any reportable transactions under Item 404(a) of Regulation S-K.  Mr. Lahey had previously been our President and Chief Executive Officer, from July 20, 2007 through May 14, 2009.

(d) – (f)	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOBIOTICS, INC.

Dated: April 27, 2010	By:	/s/ Thomas Lahey
Thomas Lahey
President and Chief Executive Officer